UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.   20549

                   -----------------------------

                              FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER
          THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                    DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
          OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)_____

                 ----------------------------------

                       BANKERS TRUST COMPANY
        (Exact name of trustee as specified in its charter)

NEW YORK                                       13-4941247
(Jurisdiction of incorporation                 (I.R.S. Employer
if not a U.S. national bank)                     Identification no.)

Four Albany Street
New York, New York                             10006
(Address of principal                          (Zip Code)
executive offices)

                          -------------------------


                        CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of obligor as specified in the charter)


ILLINOIS                                     37-0211050
(State or other jurisdiction                 (I.R.S. employer
of incorporation or organization)             Identification no.)

300 LIBERTY STREET
PEORIA, ILLINOIS                             61602
(Address of principal                        (Zip Code)
 executive offices)

                           ----------------------

                            FIRST MORTGAGE BONDS
                     (Title of the indenture securities)



Item  1.  General Information.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                    Address
          ----                                    -------

          Federal Reserve Bank (2nd District)     New York, N.Y.
          Federal Deposit Insurance Corporation   Washington, D.C.
          New York State Banking Department       Albany, N.Y.

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.
Item  2.  Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

          Exhibit 1 -  Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-79862.

          Exhibit 2 -  Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                       Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 4 -  A copy of existing By-Laws of Bankers Trust Company, dated as amended on  September 21, 1993. -
                       Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.

          Exhibit 5 -  Not applicable.

          Exhibit 6 -  Consent of Bankers Trust Company required by Section
                       321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

          Exhibit 7 -  A copy of the latest report of condition of Bankers
                       Trust Company dated as of June 30, 1994 - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration 33-83618

          Exhibit 8 -  Not Applicable

          Exhibit 9 -  Not Applicable

                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of November, 1994.


                                  BANKERS TRUST COMPANY



                                  By   /s/ Scott Thiel
                                       -------------------
                                       Scott Thiel

                                       Assistant Treasurer